SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 9, 2006
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	000-06072 (Commission File Number)	58-1035424 (I.R.S. Employer Identification No.)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On March 9, 2006, the Registrant closed its previously announced sale of the assets and operating liabilities of its Satellite Networks division (“SatNet”) to a subsidiary of Advantech Advanced Microwave Technologies, Inc. (“Advantech”).
As previously disclosed in the Report on Form 8-K filed dated December 22, 2005, the terms of the transaction included the payment to the Registrant of cash at closing of $6,502,000 (of which $100,000 had been paid previously) and an interest-bearing note in the amount of $2,325,000. The note is to be repaid in three equal annual installments commencing in May of 2007. The note is subject to prepayment of up to $800,000 immediately upon receipt by Advantech of payment under a specific SatNet customer contract which payment is expected to be received in the near future.
The foregoing summary does not purport to be complete and is qualified by reference to the terms of the Asset Purchase Agreement dated March 9, 200, by and among the Registrant, Advantech and the other parties named therein, filed as Exhibit 2.3 to the Registrant’s Registration Statement on Form S-3 filed on January 13, 2006 and incorporated herein by this reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As a result of the closing of the sale by the Registrant of its SatNet division reported under Item 2.01, the Registrant is obligated to repurchase from Advantech, at face value, any of the accounts receivable included in the purchased assets, which could be in the range of $1.0 million to $1.5 million, that have not been collected within 90 days after the closing date, with the exception of certain identified receivables that will be repurchased at 75% of face value if they remain uncollected 180 days after the closing. Additional information concerning the terms of the agreement creating this obligation may be found in the Registrant’s Report on Form 8-K dated December 22, 2005.
Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Upon the closing of the sale of the SatNet division, the Registrant’s revolving credit agreement required that the Canadian portion of the available credit line be reduced by 50% of the proceeds received from the sale, or $3.3 million.
Item 9.01 Financial Statements and Exhibits
(b)	Pro Forma Financial Information

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005

Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2005

(c)	Exhibits

2.01	Asset Purchase Agreement by and among EMS Technologies Canada, Ltd, EMS Technologies, Inc., Advantech Satellite Networks Inc. and Advantech Advanced Microwave Technologies Inc. dated December 22, 2005 (incorporated by reference to Exhibit 2.3 to the Registrant’s Registration Statement on Form S-3 filed January 13, 2006).
PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma financial statements included herein give effect to the sale of the assets and operating liabilities of the Registrant’s Satellite Networks (“SatNet”) division to a subsidiary of Advantech Advanced Microwave Technologies, Inc. (“Advantech”) pursuant to the Asset Purchase Agreement filed as Exhibit 2.3 to the Registrant’s Registration Statement on Form S-3 filed January 13, 2006.
The historical information was derived from the Registrant’s balance sheet as of December 31, 2005, the Registrant’s statement of operations for the fiscal year ended December 31, 2005.
The unaudited condensed consolidated pro forma balance sheet as of December 31, 2005 reflects the disposal of the SatNet division as if it had occurred on that date. The unaudited condensed consolidated pro forma statement of operations for the twelve months ended December 31, 2005 assumes that the disposal had occurred on the first day of the fiscal period then ended. However, we have not adjusted our historical statement of operations for the sale of this division because its results have been presented as discontinued operations in our historical financial statements in previous filings.
The unaudited condensed consolidated pro forma financial statements include specific assumptions and adjustments related to the disposition of the SatNet division. The pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition. The adjustments are based upon available information and assumptions that the Registrant believes are reasonable as of the date of this 8-K filing. However, actual adjustments may differ from the information presented. Assumptions underlying the pro forma adjustments are described in the notes accompanying the unaudited condensed consolidated pro forma financial statements and should be read in conjunction with the Registrant’s historical financial statements and related notes that will be contained in the Registrant’s annual report on Form 10-K for the fiscal period ended December 31, 2005.
The unaudited condensed consolidated pro forma information presented is for information purposes only. This information is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented. The information is not representative of the Registrant’s future results of operation or financial position. In addition, the condensed consolidated pro forma financial statements were prepared in accordance with Article 11 of the Regulations S-X. Accordingly, we have not assumed any cost savings or synergies that might occur related to these transactions.

EMS TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET
(in millions, except share data)
(Unaudited)

	Historical			Pro forma
	December 31	Pro forma		December 31
	2005	Adjustments		2005

ASSETS
Current assets:
Cash and cash equivalents	$15.6			$15.6
Trade accounts receivable	93.0			93.0
Inventories	34.7			34.7
Other current assets	1.6			1.6
Assets held for sale	9.1	(9.1	)(A)	—
Total current assets	154.0	(9.1)		144.9

Property, plant and equipment, net	34.3			34.3
Goodwill	13.5			13.5
Other assets	21.1			21.1

Total assets	$222.9	(9.1)		$213.8

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current installments of long-term debt	$3.6	(3.6	)(B)	$—
Accounts payable	34.1	0.7	(D)	34.8
Other current liabilities	25.3	0.2	(E)	25.5
Liabilities related to assets held for sale	2.0	(2.0)	(A)	0.0

Total current liabilities	65.0	(4.7)		60.3

Long-term debt, excluding current installments	39.8	(2.8)	(B)	37.0
Other long-term liabilities	3.8			3.8

Total liabilities	108.6	(7.5)		101.1

Stockholders’ equity:
Common stock $.10 par value share.	1.1			1.1
Additional paid-in capital	71.4			71.4
Foreign currency translation adjustment	(0.1)	2.0	(C)	1.9
Retained earnings	41.9	—		41.9

Total stockholders’ equity	114.3	2.0		116.3

Total liabilities and stockholders’ equity	$222.9	(5.5)		$217.4

See accompanying notes.

EMS TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
(in millions, except per share data)
(Unaudited)

	Historical			Pro forma
	Twelve months ended			Twelve months ended
	December 31	Pro forma		December 31
	2005	Adjustments		2005

Net sales	$310.0			$310.0
Cost of sales	209.8			209.8
Selling, general and administrative expenses	66.6			66.6
Research and development expenses	15.9			15.9

Operating income	17.7	0.0		17.7
Non-operating income, net	0.4			0.4
Interest expense	(4.0)			(4.0)

Earnings from continuing operations before income taxes	14.1	0.0		14.1
Income tax expense	(4.7)			(4.7)

Earnings from continuing operations	9.4	0.0	(F)	9.4

Earnings per share from continuing operations:
Basic	$0.84			$0.84
Diluted	$0.84			$0.84

Weighted average number of shares:
Common	11.2			11.2
Common and dilutive common equivalents	11.2			11.2
See accompanying notes.

EMS Technologies, Inc. and Subsidiaries
Notes to the Unaudited Condensed Consolidated
Pro Forma Financial Statements
PRO FORMA ADJUSTING ENTRIES:
(A)	Eliminate all assets and liabilities of SatNet that were included in the sales transaction.

(B)	Reduce debt with the cash proceeds received from the sale at closing of $6.4 million.

(C)	Eliminate SatNet’s foreign currency translation adjustment.

(D)	Record estimated transaction fees related to the sale.

(E)	Record estimated bonus liability as a result of the sale of the SatNet division.

(F)	The results of our SatNet division have been reported in discontinued operations and therefore have no impact on the statement of operations.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on March 15, 2006.
EMS TECHNOLOGIES, INC.

Date: March 15, 2006	By:	/s/ Don T. Scartz
Don T. Scartz
Executive Vice President, Chief Financial Officer and Treasurer